SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) of the
                         SECURITIES EXCHANGE ACT OF 1934

                                December 27, 2005

                          SENSOR SYSTEM SOLUTIONS, INC.
               (Exact Name of Registrant as Specified in Charter)


           Nevada                        0-024828                98-0226032
(State or other jurisdiction           (Commission             (IRS Employer
      of incorporation)                File Number)          Identification No.)


   45 Parker Avenue, Suite A, Irvine, California                    92618
     (Address of principal executive offices)                    (Zip code)
                (949) 855-6688
 Registrant's telephone number, including area code:


                                 Not Applicable
                                 --------------
          (Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into Material Definitive Agreements.

      On August 10, 2005, Sensor System Solutions, Inc. (the "Company") entered into an Engagement Agreement (the "Engagement Agreement") with Trenwith Securities, LLC ("Trenwith"). Pursuant to the Engagement Agreement, the Company engaged Trenwith as its managing placement agent in connection with a private placement transaction with accredited investors up to $20,000,000 of the Company's common stock, par value $0.01 per shares (the "Common Stock"). In consideration of Trenwith's performances as managing placement agent, and upon the closing of a private placement transaction with an investor, the Company agreed to issue to Trenwith warrants for the purchase of the Company's Common Stock subject to the terms and conditions of the Engagement Agreement.

      On October 6, 2005, the Company entered into a Standby Equity Distribution Agreement with Cornell Capital Partners, LP ("Cornell"), pursuant to which, the Company could have, at its discretion, periodically sold to Cornell shares of its Common Stock for a total purchase price of $15,000,000. On October 6, 2005, the Company also entered into a Securities Purchase Agreement pursuant to which the Company issued to Cornell secured convertible debentures in the aggregate principal amount of $600,000. In connection with the Engagement Agreement, and the entry into the Standby Equity Distribution Agreement and the Securities Purchase Agreement, each dated October 6, 2005, with Cornell, on November 16, 2005, the Company issued to Trenwith a warrant (the "November Warrant") to purchase up to 511,607 shares of the Company's Common Stock. Out of the 511,607 shares, Trenwith was entitled to purchase up to 42,857 shares of the Company's Common Stock at an exercise price of $0.35 per share, at any time until 11:59 pm Eastern Time on October 6, 2009. Trenwith was entitled to purchase up to the remaining 468,750 shares of the Company's Common Stock at an exercise price of $0.80 per share at any time until 11:59 pm Eastern Time on October 6, 2008.

      On December 23, 2005, the Company entered into a Termination Agreement with Cornell Capital Partners, pursuant to which the Standby Equity Distribution Agreement, as well as the related Registration Rights Agreement and the Placement Agent Agreement, each dated as of October 6, 2005, were terminated. In connection with the termination of the Standby Equity Distribution Agreement and related documents, the Company and Trenwith mutually agreed to terminate and cancel the November Warrant with Trenwith.

      On December 23, 2005, the Company entered into a Securities Purchase Agreement with Cornell Capital Partners, pursuant to which the Company issued to Cornell Capital Partners secured convertible debentures in the principal amount of $1,000,000.

      On December 27, 2005, in connection with the Securities Purchase Agreement, dated December 23, 2005, the Company issued to Trenwith a new warrant (the "New Warrant") to purchase up 86,866 shares of the Company's Common Stock at an exercise price of $0.2878 per share. The New Warrant expires on December 23, 2009.

Item 3.02. Unregistered Sales of Equity Securities.

         See Item 1.01 above.


Item 9.01. Financial Statements and Exhibits.

         (a) Not applicable
         (b) Not applicable
         (c) Exhibit No. Description:


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

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Exhibit          Description                                                           Location
-----------------------------------------------------------------------------------------------------------------------

Exhibit 10.1     Engagement Agreement, dated as of August 10, 2005, by                 Incorporated by reference as
                 and between the Company and Trenwith Securities, LLC                  Exhibit 10.1 to Form 8-K filed
                                                                                       on November 18, 2005

Exhibit 10.2     Warrant, dated as of December  27, 2005, issued by the                Provided herewith
                 Company to Trenwith Securities, LLC

Exhibit 10.3     Securities Purchase Agreement, dated as of December 23,               Incorporated by reference as
                 2005, by and between Sensor System Solutions, Inc. and                Exhibit 10.1 to Form 8-K filed
                 Cornell Capital Partners, LP                                          on January 4, 2006

Exhibit 10.4     Termination Agreement, dated as of December 23, 2005, by              Incorporated by reference as
                 and between Sensor System Solutions, Inc. and Cornell                 Exhibit 10.9 to Form 8-K filed
                 Capital Partners, LP                                                  on January 4, 2006




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

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    January 23, 2005                SENSOR SYSTEM SOLUTIONS, INC.


                                         By:    /s/ Michael Young
                                                -----------------
                                         Name:  Michael Young
                                         Title: Chief Executive Officer




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